SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Airpark Road Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

On July 21, 2004 Senetek issued a press release relating to the retention of Tri-Artisan Partners LLC to assist with seeking strategic acquisitions. The full text of the press release is attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits

Number	Exhibit
99.1	Press Release dated July 21, 2004 relating to the retention of Tri-Artisan Partners LLC to assist with seeking strategic acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004	SENETEK PLC
(Registrant)

	By:	/s/ Frank Massino
	Name:	Frank Massino
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated July 21, 2004 relating to the retention of Tri-Artisan Partners LLC to assist with seeking strategic acquisitions.